Condensed Consolidated Balance Sheets (Including Dala Petroleum 5-21-14) (USD $)	Jun. 30, 2014	May 21, 2014
Current Assets
Cash and cash equivalents	$ 1,531,052	$ 0
Total current assets	1,531,052	0
Oil and natural gas properties, at cost, using the full cost method of accounting	1,898,947	1,898,947
TOTAL ASSETS	3,429,999	1,898,947
Current Liabilities
Accounts payable	16,482	27,311
Due to related parties	4,288	48,625
Total current liabilities	20,770	75,936
Derivative liabilities	817,807	0
Total liabilities	838,577	75,936
Commitments and contingencies
Series A preferred convertible stock	1,313,956
Stockholders' Equity
Common Stock	12,500	1,000
Additional paid-in capital	1,604,728	1,897,947
Accumulated deficit	(339,762)	(75,936)
Total stockholders' equity	1,277,466	1,823,010
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 3,429,999	$ 1,898,947